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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 27, 2004

                                    DVI, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


       DELAWARE                    001-11077                 22-2722773
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(State or Other                   (Commission              (IRS Employer
Jurisdiction of Formation)         File Number)        Identification Number)

                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On February 27, 2004, U.S. Bank National Association, as Trustee, distributed principal and interest payments to noteholders of each of DVI Receivables VIII, L.L.C., DVI Receivables X, L.L.C., DVI Receivables XI, L.L.C., DVI Receivables XII, L.L.C., DVI Receivables XIV, L.L.C., DVI Receivables XVI, L.L.C., DVI Receivables XVII, L.L.C., DVI Receivables XVIII, L.L.C., and DVI Receivables XIX, L.L.C., in each case in reliance on the certifications of the former servicer, DVI Financial Services, Inc. ("DVIFS") and the successor servicer, Lyon Financial Services, Inc. d/b/a US Bancorp Portfolio Services ("USBPS"). Although the cumulative servicing reports on which these distributions were based are substantially complete, they are not available for filing today. DVIFS and USBPS are working expeditiously to finalize these reports and prepare them for filing, and will file them as soon as possible.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DVI, Inc.

                                 By:  /s/ John P. Boyle
                                      ----------------------------------------
                                      John P. Boyle
                                      Secretary & Vice President of DVI, Inc.


Dated: February 27, 2004